Certification Pursuant to Rule 30a-2(b) under the Investment Company Act of 1940

This certification is provided pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, and accompanies the report on Form N-CSR furnished to the Securities and Exchange Commission on the date hereof of the JPMorgan Emerging Markets Equity Fund, JPMorgan Emerging Markets Strategic Debt Fund, JPMorgan Europe Dynamic Fund, JPMorgan Global Allocation Fund, JPMorgan Global Research Enhanced Index Fund, JPMorgan Income Builder Fund, JPMorgan International Advantage Fund, JPMorgan International Equity Fund, JPMorgan International Unconstrained Equity Fund, JPMorgan International Value Fund, JPMorgan Opportunistic Equity Long/Short Fund, JPMorgan Research Market Neutral Fund, JPMorgan Systematic Alpha Fund, JPMorgan Tax Aware Equity Fund and JPMorgan Tax Aware Real Return Fund (the “Funds”), each a series of the JPMorgan Trust I (the “Registrant”);

I, Brian S. Shlissel, certify that:

1.	The Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of the operations of the Funds.

/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer

January 2, 2020

This certificate is furnished pursuant to the requirements of Form N-CSR and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

Certification Pursuant to Rule 30a-2(b) under the Investment Company Act of 1940

This certification is provided pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, and accompanies the report on Form N-CSR furnished to the Securities and Exchange Commission on the date hereof JPMorgan Emerging Markets Equity Fund, JPMorgan Emerging Markets Strategic Debt Fund, JPMorgan Europe Dynamic Fund, JPMorgan Global Allocation Fund, JPMorgan Global Research Enhanced Index Fund, JPMorgan Income Builder Fund, JPMorgan International Advantage Fund, JPMorgan International Equity Fund, JPMorgan International Unconstrained Equity Fund, JPMorgan International Value Fund, JPMorgan Opportunistic Equity Long/Short Fund, JPMorgan Research Market Neutral Fund, JPMorgan Systematic Alpha Fund, JPMorgan Tax Aware Equity Fund and JPMorgan Tax Aware Real Return Fund (the “Funds”), each a series of the JPMorgan Trust I (the “Registrant”);

I, Timothy J. Clemens, certify that:

1.	The Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of the operations of the Funds.

/s/ Timothy J. Clemens
Timothy J. Clemens
Treasurer and Principal Financial Officer

January 2, 2020

This certificate is furnished pursuant to the requirements of Form N-CSR and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.